--------------------------------------------------------------------------------
                                  ANIMAL LOVERS
--------------------------------------------------------------------------------
                                   THE HUMANE
                                     EQUITY
                                      FUND
--------------------------------------------------------------------------------
                               NEED TO INVEST TOO
--------------------------------------------------------------------------------

                                  ANNUAL REPORT
                               September 30, 2000

                                [GRAPHIC OMITTED]

                             THE HUMANE EQUITY FUND
                            -------------------------
                            ANIMAL FRIENDLY INVESTING
                            -------------------------

                            -------------------------
                               THE HUMANE SOCIETY
                            -------------------------
                              OF THE UNITED STATES

--------------------------------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

                            THE HUMANE EQUITY FUND...
                           INVESTING WITH YOUR VALUES

You don't have to sacrifice your values when you choose your investments. The Humane Equity Fund ("Fund") seeks to invest in companies that believe sensitivity to animal interests makes good business sense. Many of these companies are forward-looking companies with an eye on future generations. They believe that creating sustainable growth and respecting living things is a smart, long-term business strategy.

The cornerstone of the Fund is its policy of avoiding investing in companies that directly harm animals and their habitats. The Fund is designed to combine both financial and animal friendly criteria in all of its investment decisions.

The Fund follows a screening process founded upon the humane treatment of animals as defined by The Humane Society of the United States.

                           THANK YOU FOR INVESTING IN
                             THE HUMANE EQUITY FUND.

Distributor CFBDS, Inc., NASD Member. The Humane Society of the United States is not affiliated with CFBDS, Inc.

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]

PAUL G.
IRWIN

President
The Humane Society
of the United States

Dear Shareholder:

It is a great pleasure for The Humane Society of the United States ("The HSUS") to serve as a consultant to The Humane Equity Fund ("Fund"), and I am also pleased to serve as a director of the Fund. We believe this Fund provides an opportunity for individuals to invest for their future and from their hearts.

We are especially gratified to be working with Salomon Brothers Asset Management Inc, a company with experience in and a commitment to socially aware investing, and with the Fund's manager Charles P. Graves III, a professional with more than 15 years of investment experience.

As the nation's largest animal protection organization, our mission is to promote the protection of all animals, and to create understanding and compassion for all who share our world.

This animal-friendly mutual fund clearly mirrors the ethics of The HSUS. As a consultant to the Fund, we will receive a fee once the Fund's assets reach $50 million. But we support The Humane Equity Fund to the extent that we have allocated a portion of our liquid assets to this new financial vehicle, as have I personally. On behalf of everyone here at The HSUS, I thank you too, for your support for and investment in the Fund.

Sincerely,


/s/ Paul G. Irwin

Paul G. Irwin
President
The Humane Society of the United States and Director of the Humane Equity Fund

October 25, 2000


--------------------------------------------------------------------------------
The Humane Equity Fund                                                         1

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]                     [PHOTO OMITTED]

HEATH B.                            CHARLES P.
MCLENDON                            GRAVES III, CFA

Chairman                            Executive
                                    Vice President

Dear Shareholder:

We are pleased to provide the inaugural annual report of The Humane Equity Fund ("Fund") for the period since inception, February 2, 2000 through September 30, 2000. In this report, we have summarized the period's prevailing economic conditions and briefly outlined the Fund's investment strategy. The information in this letter is the manager's opinion. It is not a forecast of the future, investment advice, or a guarantee of how the Fund will do in the future.

Please refer to pages 6 through 8 for a complete list and percentage breakdown of the Fund's holdings. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. Please note any discussion of the Fund's holdings is as of September 30, 2000 and is subject to change. We hope that with your continued support, we can continue to build a fund that looks to provide competitive returns while promoting the principles of the humane treatment of animals as developed by The Humane Society of the United States ("The HSUS").

Performance Update and Investment Strategy

The Fund seeks long-term growth of capital by investing mainly in the common stocks of U.S. companies and avoids investing in companies that directly harm animals and their habitats. We look to invest in companies that exhibit both business and social leadership. We believe these types of companies that are committed to respecting animals are smart companies. In our opinion, these select companies are positioned for growth because they are more likely to have less costly litigation and a positive public image.

For the period February 2, 2000 through September 30, 2000, the Fund returned 7.30%.(1) In comparison, the Standard & Poor's 500 Index ("S&P 500")(2) returned 2.74% for the same period.

The Fund invests in a broad range of companies, industries and sectors, without regard to market capitalization, looking for investments with capital appreciation potential. We utilize the style of stock selection commonly known as "growth at a reasonable price," investing in companies with the common characteristic being good, timely investment opportunity based on its earnings growth, dividend risk and risk characteristics.

Additionally, we avoid investing in companies that directly harm animals and their habitats by screening all potential investments using guidelines established in conjunction with The HSUS. These guidelines include:

o     No investment in pharmaceutical companies;

o No investment in cosmetics companies if there is a question about such companies' use of animals for testing or studies;

o No investment in companies that use animals in an end product, e.g., meat-packing companies; and

o No investment in companies producing products adverse to the humane treatment of animals, e.g., manufacturers of hunting and trapping equipment.

Because we use animal friendly criteria as a component of our selection process, the Fund's universe of investments may be smaller than that of other funds. In some circumstances, this could cause the Fund's

----------
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
(2) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


--------------------------------------------------------------------------------
2                                             2000 Annual Report to Shareholders
investment performance to be better or worse than funds with similar investment objectives that do not have the Fund's screening policies.

Portfolio and Market Update

We knew it had to happen. And we knew we wouldn't like it when it did, but stocks don't always go up. For each of the last five years, annual stock market returns were greater than 20%. However, so far during 2000 most major stock market indices are down. There is no question it has been a challenging year for most stock investors and portfolio managers.

The Federal Reserve Board's ("Fed's") decision to steadily increase short-term interest rates earlier this year caused a number of investors to question the durability of broad economic growth and therefore the sustainability of the current stock market advance. In addition to the economically depressant effects of rising interest rates, investors had to contend with the effects of rising energy costs. The more money we spend filling our gas tanks and heating our homes, the less we have to spend at the mall.

In this environment, many investors moved away from more speculative stocks and into traditionally defensive stocks.(3) Technology and communication stocks were notably weak during the third quarter of 2000, while utility stocks were all the rage. During the third quarter of 2000, other sectors dependent on capital spending also suffered. In fact, the only industry sector in the Fund's portfolio that was a real detriment to its performance during the period was the producer manufacturing sector.

During the period, a few specific disappointing performers for the Fund were:

o Pitney Bowes, an operator of three main business segments: mailing and integrated logistics, office solutions and capital services;

o Deere & Co., a manufacturer, distributor and financier of a wide range of agricultural equipment; and

o Illinois Tool Works, a designer and manufacturer of fasteners, components, equipment and consumable systems.

Although a move to more defensive market sectors is typical in the early stages of an economic slowdown, there were, of course, other factors influencing these moves. Technology stocks were due for a break. As fundamentally strong as the businesses of many of these companies are, their stocks were simply too richly valued.

When we started the Fund in February of this year, we were in the midst of a technology stock buying frenzy. At the time, we elected to underweight technology stocks as a group (relative to the S&P 500) but overweight specific high quality names such as EMC Corp., Sun Microsystems and Oracle. Now, we believe the correction in many technology stocks is mostly complete and we continue to increase their weighting in the portfolio. We have started to increase the portfolio's technology holdings by adding names like Compaq and Computer Associates, companies with great long-term potential but little current investor support. In technology, we have gone from almost 8% underweight at the end of March to 1% overweight at the end of September.

As excited as we are about the future for technology stocks we also see great value in other sectors of the market. This is reflected in the composition of the Fund's top five holdings where EMC Corp. is the only technology stock. In fact, since June, four of the Fund's five top contributors to performance came from sectors other than technology. We had great performance from stocks in such mundane industries as airlines (Southwest), utilities (AES Corp.) and banks (JP Morgan).

Although the stock market started the final quarter of the year in a typically bad mood, we believe the outlook for stock price appreciation is improving. First, short-term interest rates have stopped going up. As of this writing, the interest rate on two-year government notes is below the federal funds rate ("fed funds rate").(4) The last three times this situation occurred, the move on the part of the Fed was to lower the fed funds rate. In a flat to declining rate environment we would expect to see the market shift back more favorably to growth-

----------
(3) Defensive stocks are more stable than average and can provide a somewhat safe return on investor's money.
(4) Fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


--------------------------------------------------------------------------------
The Humane Equity Fund                                                         3
oriented stocks from the value orientation favored for most of this year. Second, although we have never been good at forecasting movements in the price of oil, we expect oil prices to trend lower into the beginning of next year.

Oil price increases acted like a big tax increase for most of this year and we believe the trend will be reversed next year. Third, we believe that earnings growth will slow in 2001 from this year's level. Somewhat surprisingly, stocks tend to act better in years where earnings growth is moderate, in a range of 5% to 10%, which is the range we are expecting for next year. Given these factors, our outlook for the remainder of 2000 and into 2001 is increasingly positive. Of course, no forecast is without risk, and this year's big risk is politics. Divided government (Democratic White House, Republican Congress) has been good for our country. Neither party has been able to dramatically alter fiscal policy. For the past five years, tax policy has been consistent and government has grown only modestly. If either party were to win control of both the Presidency and Congress, we would have to adjust our outlook accordingly.

As always, thank you for your confidence in our investment approach. We look forward to continuing to help you invest in harmony with your values in the future.

Sincerely,


/s/ Heath B. McLendon           /s/ Charles P. Graves III, CFA

Heath B. McLendon               Charles P. Graves III, CFA
Chairman                        Executive Vice President

October 25, 2000


--------------------------------------------------------------------------------
4                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
The Humane Equity Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Shares of
The Humane Equity Fund vs. the Standard & Poor's 500 Index+
--------------------------------------------------------------------------------

                         February 2000 -- September 2000

 [The following table was depicted as a mountain graph in the printed material.]

                       The Humane          Standard &
                       Equity Fund     Poor's 500 Index
                       -----------     ----------------
Feb   2\2000              10,000            10,000
Feb  29\2000               9,830             97,08
Mar  31\2000              10,590            10,657
Apr  30\2000              10,620            10,337
May  31\2000              10,080            10,125
Jun  30\2000              10,240            10,374
Jul  31\2000              10,460            10,212
Aug  31\2000              11,050            10,846
Sept 30\2000              10,730            11,419

+ Hypothetical illustration of $10,000 invested in shares of The Humane Equity Fund on February 2, 2000 (commencement of operations), assumes reinvestment of dividends and capital gains, if any, at net asset value through September 30, 2000. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
The Humane Equity Fund                                                         5

--------------------------------------------------------------------------------
Schedule of Investments                                       September 30, 2000
--------------------------------------------------------------------------------

     SHARES                        SECURITY                             VALUE
================================================================================
COMMON STOCK -- 94.3%

Consumer Durables -- 2.2%
        5,100   The Black & Decker Corp.                              $  174,356
        2,700   Newell Rubbermaid Inc.                                    61,594
--------------------------------------------------------------------------------
                                                                         235,950
--------------------------------------------------------------------------------
Consumer Non-Durables -- 2.8%
        7,500   Avon Products, Inc.                                      306,563
--------------------------------------------------------------------------------
Consumer Services -- 6.2%
        2,200   Amdocs Ltd.*                                             137,225
        6,400   Convergys Corp.*                                         248,800
        2,900   Infinity Broadcasting Corp.*                              95,700
        2,100   The Reader's Digest Association,
                  Inc., Class A Shares                                    74,156
        3,000   Univision Communications Inc.*                           112,125
--------------------------------------------------------------------------------
                                                                         668,006
--------------------------------------------------------------------------------
Electronic Technology -- 19.3%
        4,400   Cisco Systems, Inc.*                                     243,100
       10,000   Compaq Computer Corp.                                    275,800
        2,000   Dell Computer Corp.*                                      61,625
        3,920   EMC Corp.*                                               388,570
        3,600   Intel Corp.                                              149,625
        1,100   International Business Machines Corp.                    123,750
        2,018   Koninklijke Philips Electronics, Inc.                     85,765
        1,740   Motorola, Inc.                                            49,155
        2,200   Palm, Inc.*                                              116,463
        5,200   Solectron Corp.*                                         239,850
        2,500   Sun Microsystems, Inc.*                                  291,875
        1,500   VerticalNet, Inc.*                                        52,688
          450   Vishay Intertechnology, Inc.*                             13,838
--------------------------------------------------------------------------------
                                                                       2,092,104
--------------------------------------------------------------------------------
Entertainment/Media -- 2.1%
          884   Viacom Inc., Class B Shares*                             227,214
--------------------------------------------------------------------------------
Finance -- 14.1%
        1,170   American International Group, Inc.                       111,954
        2,000   Capital One Financial Corp.                              140,125
        8,500   The Charles Schwab Corp.                                 301,750
        5,250   The Chase Manhattan Corp.                                242,484
        4,800   Federal Home Loan Mortgage Corp.                         259,500
        1,630   Marsh & McLennan Cos., Inc.                              216,382
          980   State Street Corp.                                       127,400
        1,700   XL Capital Ltd., Class A Shares                          124,950
--------------------------------------------------------------------------------
                                                                       1,524,545
--------------------------------------------------------------------------------
Industrial Services -- 4.2%
        6,600   The AES Corp.                                            452,100
--------------------------------------------------------------------------------
Non-Energy Minerals -- 1.4%
        4,200   Alcoa Inc.                                               106,313
        1,600   Nucor Corp.                                               48,200
--------------------------------------------------------------------------------
                                                                         154,513
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 2000
--------------------------------------------------------------------------------

     SHARES                        SECURITY                             VALUE
================================================================================
Process Industries -- 1.0%
        3,000      Praxair, Inc.                                     $   112,125
--------------------------------------------------------------------------------
Producer Manufacturing -- 3.2%
        4,720      Ford Motor Co.                                        119,475
        1,800      Illinois Tool Works Inc.                              100,575
        3,100      Pitney Bowes Inc.                                     122,256
--------------------------------------------------------------------------------
                                                                         342,306
--------------------------------------------------------------------------------
Retail Trade -- 9.3%
        1,500      Best Buy Co., Inc.*                                    95,437
        6,500      Costco Wholesale Corp.*                               227,094
        1,300      The Home Depot Inc.                                    68,981
        7,700      The Kroger Co.*                                       173,731
        5,000      Lowe's Cos., Inc.                                     224,375
        7,500      Staples, Inc.*                                        106,406
        2,400      Wal-Mart Stores, Inc.                                 115,500
--------------------------------------------------------------------------------
                                                                       1,011,524
--------------------------------------------------------------------------------
Technology Services -- 10.5%
        3,100      America Online, Inc.*                                 166,625
        4,400      Automatic Data Processing, Inc.                       294,250
        7,000      Computer Associates International, Inc.               176,313
        2,600      Electronic Data Systems Corp.                         107,900
        1,000      Genuity Inc.*                                           6,531
           40      Inrange Technologies Corp.*                             2,120
        3,100      Oracle Corp.*                                         244,125
        1,000      VERITAS Software Corp.*                               142,000
--------------------------------------------------------------------------------
                                                                       1,139,864
--------------------------------------------------------------------------------
Transportation -- 5.4%
       17,000      Southwest Airlines Co.                                412,250
        3,100      United Parcel Service, Inc.                           174,762
--------------------------------------------------------------------------------
                                                                         587,012
--------------------------------------------------------------------------------
Utilities -- 12.6%
        2,200      ALLTEL Corp.                                          114,812
        1,500      AT&T Corp.                                             44,063
        1,000      AT&T Wireless Group*                                   20,875
        2,000      The Coastal Corp.                                     148,250
        4,500      Comcast Corp.                                         184,219
        3,200      Dynegy Inc., Class A Shares                           182,400
        2,400      Enron Corp.                                           210,300
        2,900      SBC Communications Inc.                               145,000
          600      Southern Energy, Inc.*                                 18,825
          950      Time Warner Telecom Inc.*                              45,897
        4,000      Valero Energy Corp.                                   140,750
        3,600      WorldCom, Inc.*                                       109,350
--------------------------------------------------------------------------------
                                                                       1,364,741
--------------------------------------------------------------------------------
                   TOTAL COMMON STOCK
                   (Cost -- $9,528,062)                               10,218,567
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
The Humane Equity Fund                                                         7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 2000
--------------------------------------------------------------------------------

    FACE
   AMOUNT                         SECURITY                             VALUE
================================================================================
REPURCHASE AGREEMENT -- 5.7%
  $614,000   Morgan Stanley Dean Witter & Co., 6.480% due
               10/2/00; Proceeds at maturity -- $614,332;
               (Fully collateralized by U.S. Treasury Notes,
               5.875% to 6.500% due 11/30/01 to 10/15/06;
               Market value -- $616,945) (Cost -- $614,000)          $   614,000
================================================================================
               TOTAL INVESTMENTS-- 100%
               (Cost -- $10,142,062**)                               $10,832,567
================================================================================
 *    Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                           September 30, 2000
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost -- $10,142,062)                   $ 10,832,567
     Cash                                                                   836
     Receivable from investment advisor                                 126,699
     Receivable for Fund shares sold                                      4,305
     Dividends and interest receivable                                    2,885
--------------------------------------------------------------------------------
     Total Assets                                                    10,967,292
--------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                                    50,607
     Distribution fees payable                                            2,188
     Administration fees payable                                            875
     Payable for Fund shares purchased                                      377
     Accrued expenses                                                    59,440
--------------------------------------------------------------------------------
     Total Liabilities                                                  113,487
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 10,853,805
================================================================================
NET ASSETS:
     Par value of capital shares                                   $      1,012
     Capital paid in excess of par value                             10,163,282
     Accumulated net investment income                                    1,528
     Accumulated net realized loss from security transactions            (2,522)
     Net unrealized appreciation of investments                         690,505
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 10,853,805
================================================================================
Shares Outstanding                                                    1,011,563
--------------------------------------------------------------------------------
Net Asset Value                                                    $      10.73
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
The Humane Equity Fund                                                         9

--------------------------------------------------------------------------------
Statement of Operations              For the Period Ended September 30, 2000 (a)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends                                                        $    51,148
     Interest                                                              44,603
     Less: Foreign withholding tax                                            (91)
---------------------------------------------------------------------------------
     Total Investment Income                                               95,660
---------------------------------------------------------------------------------
EXPENSES:
     Shareholder communications                                            87,000
     Investment advisory fees (Note 2)                                     42,197
     Audit and legal                                                       37,000
     Shareholder and system servicing fees                                 35,000
     Registration fees                                                     16,700
     Distribution fees (Note 2)                                            16,230
     Directors' fees                                                       12,000
     Administration fees (Note 2)                                           6,492
     Custody                                                                2,500
     Other                                                                  8,000
---------------------------------------------------------------------------------
     Total Expenses                                                       263,119
     Less: Management fee waiver and expense reimbursement (Note 2)      (168,987)
---------------------------------------------------------------------------------
     Net Expenses                                                          94,132
---------------------------------------------------------------------------------
Net Investment Income                                                       1,528
---------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Loss From Security Transactions
     (excluding short-term securities):
       Proceeds from sales                                              1,389,282
       Cost of securities sold                                          1,391,804
---------------------------------------------------------------------------------
     Net Realized Loss                                                     (2,522)
---------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
       Beginning of period                                                     --
       End of period                                                      690,505
---------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                              690,505
---------------------------------------------------------------------------------
Net Gain on Investments                                                   687,983
---------------------------------------------------------------------------------
Increase in Net Assets From Operations                                $   689,511
=================================================================================

(a) For the period from February 2, 2000 (commencement of operations) to September 30, 2000.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Changes in Net Assets   For the Period Ended September 30, 2000 (a)
--------------------------------------------------------------------------------

OPERATIONS:
     Net investment income                                            $      1,528
     Net realized loss                                                      (2,522)
     Increase in net unrealized appreciation                               690,505
----------------------------------------------------------------------------------
     Increase in Net Assets From Operations                                689,511
----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                      --
----------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders                  --
----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
     Net proceeds from sale of shares                                   10,195,134
     Net asset value of shares issued for reinvestment of dividends             --
     Cost of shares reacquired                                             (30,840)
----------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                10,164,294
----------------------------------------------------------------------------------
Increase in Net Assets                                                  10,853,805
NET ASSETS:
     Beginning of period                                                        --
----------------------------------------------------------------------------------
     End of period*                                                   $ 10,853,805
==================================================================================
* Includes accumulated net investment income of:                      $      1,528
==================================================================================

(a) For the period from February 2, 2000 (commencement of operations) to September 30, 2000.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
The Humane Equity Fund                                                        11

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Humane Equity Fund ("Fund") is a separate diversified investment portfolio of SSB Citi Funds, Inc. ("Series"), a Maryland corporation, registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government agencies and obligations are valued at current quoted mean prices; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to share holders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with in come tax regulations which may differ from generally accepted accounting principles; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement,
   Administration Agreement and
   Other Transactions

Salomon Brothers Asset Management Inc ("SBAM"), an indirect wholly owned subsidiary of Salomon Smith Barney Holdings, Inc. ("SSBH"), which, in turn, is wholly owned by Citigroup Inc., acts as advisor to the Fund. Under the investment advisory agreement, the Fund pays a fee calculated at the annual rate of 0.65% of its average daily net assets. This fee is calculated daily and paid monthly.

SSB Citi Fund Management LLC ("SSBC"), another subsidiary of SSBH, acts as administrator to the Fund. As compensation for its services the Fund pays SSBC a fee calculated at an annual rate of 0.10% of its average daily net assets. This fee is calculated daily and paid monthly. For the period ended September 30, 2000, SBAM waived all of its investment advisory fee and reimbursed expenses of $126,699.

In addition, The Humane Society of the United States ("HSUS"), acting as a consultant, assists SBAM in its determination of which investments meet the Fund's animal friendly criteria. SBAM, from its investment


--------------------------------------------------------------------------------
12                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

advisory fee pays HSUS a fee of 0.07% of the Fund's average daily net assets. This fee will begin to accrue when the Fund's aggregate net assets equal or exceed $50 million.

CFBDS, Inc. acts as the Fund's distributor.

Salomon Smith Barney Inc. ("SSB") acts as the primary broker for the Fund's portfolio agency transactions. For the period ended September 30, 2000, SSB did not receive any brokerage commissions.

Pursuant to a Distribution Plan, the Fund pays service and/or distribution fees calculated at the annual rate of 0.25% of the average daily net assets.

3. Investments

During the period ended September 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $10,919,867
--------------------------------------------------------------------------------
Sales                                                                  1,389,282
================================================================================

At September 30, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 1,528,922
Gross unrealized depreciation                                          (838,417)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $   690,505
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreement

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain liquid securities equal in value to its obligations with respect to reverse repurchase agreements.

During the period ended September 30, 2000, the Fund did not enter into any reverse repurchase agreements.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).


--------------------------------------------------------------------------------
The Humane Equity Fund                                                        13

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At September 30, 2000, the Fund had no open futures contracts.

7. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchase option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At September 30, 2000, the Fund had no open purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the period ended September 30, 2000, the Fund did not write any call or put option contracts.

8. Shares of Capital Stock

At September 30, 2000, the Series had 500,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares of the Fund were as follows:

                                                                Period Ended
                                                             September 30, 2000*
================================================================================
Shares sold                                                       1,014,482
Shares issued on reinvestment                                            --
Shares reacquired                                                    (2,919)
--------------------------------------------------------------------------------
Net Increase                                                      1,011,563
================================================================================
* For the period from February 2, 2000 (commencement of operations) to September 30, 2000.


--------------------------------------------------------------------------------
14                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout the period ended September 30, 2000:

                                                                       2000(1)
================================================================================
Net Asset Value, Beginning of Period                                 $    10.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income(2)                                                 0.00*
  Net realized and unrealized gain                                         0.73
--------------------------------------------------------------------------------
Total Income From Operations                                               0.73
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                                      --
--------------------------------------------------------------------------------
Total Distributions                                                          --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $    10.73
--------------------------------------------------------------------------------
Total Return++                                                             7.30%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                     $   10,854
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses(2)(3)                                                           1.44%
  Net investment income                                                    0.02
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                      15%
================================================================================
(1) For the period from February 2, 2000 (commencement of operations) to September 30, 2000.
(2) The Investment Advisor has waived all of its fees for the period ended September 30, 2000. In addition, the Investment Advisor reimbursed the Fund for expenses of $126,699. If such fees were not waived and expenses not reimbursed, the per share decrease in net investment income and actual annualized expense ratio would have been $0.17 and 4.02%, respectively.
(3) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.45%.
 *    Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +    Annualized.


--------------------------------------------------------------------------------
The Humane Equity Fund                                                        15

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The Humane Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Humane Equity Fund as of September 30, 2000, the related statements of operations and changes in net assets, and the financial highlights for the period February 2, 2000 (commencement of operations) to September 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Humane Equity Fund as of September 30, 2000, the results of its operations, the changes in its net assets, and financial highlights for the period February 2, 2000 to September 30, 2000, in conformity with accounting principles generally accepted in the United States of America.


                                                         KPMG LLP

New York, New York
November 13, 2000


--------------------------------------------------------------------------------
16                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------

Directors

Andrew L. Breech
Carol L. Colman
William R. Dill
Paul G. Irwin
Clifford M. Kirtland, Jr.
Robert W. Lawless
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
President

Lewis E. Daidone
Executive Vice President and Treasurer

Charles P. Graves III
Executive Vice President

Anthony Pace
Controller

Christina T. Sydor
Secretary

Investment Advisor

Salomon Brothers Asset Management Inc

Distributor

CFBDS, Inc.

Custodian

PFPC Trust Company

Transfer Agent

Boston Financial Data Services Inc.
P.O. Box 9121
Boston, Massachusetts 02205-9121

This report is submitted for the general information of shareholders of The Humane Equity Fund, but it may also be used as sales literature when preceded or accompanied by a current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after December 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

The Humane Equity Fund
7 World Trade Center
New York, New York 10048

                               [GRAPHIC OMITTED]

                             THE HUMANE EQUITY FUND
                            -------------------------
                            ANIMAL FRIENDLY INVESTING
                            -------------------------

                       ------------------------------
                              Salomon Brothers
                              -------------------------------
                                     Asset Management

Distributor: CFBDS, Inc., NASD Member

1-877-552-5420

www.humanefund.com

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(C)2000 Salomon Brothers Asset Management Inc
All rights reserved.

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